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                                                                 EXHIBIT 10.3.1





                               AMENDMENT NO. ONE

                 HAVERTY FURNITURE COMPANIES, INC. THRIFT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1987)

         WHEREAS, Haverty Furniture Companies, Inc. (the "Company") maintains the Haverty Furniture Companies, Inc. Thrift Plan (the "Thrift Plan"), which was amended and restated effective January 1, 1987; and

         WHEREAS, the Board of Directors of the Company has adopted resolutions authorizing a formal amendment to the Thrift Plan in order to: (1) incorporate the reduced compensation limitation and direct rollover requirements of Code Sections 401(a)(17) and 401(a)(31), respectively, (2) increase the maximum contribution rate to 16%; (3) reduce the eligibility service requirement and the minimum contribution suspension period; (4) permit monthly investment election changes; and (5) make other desirable administrative changes;

         NOW, THEREFORE, pursuant to the power reserved to the Company under
Section 8.1 of the Thrift Plan, the Thrift Plan is hereby amended, effective July 1, 1994, except as otherwise specifically provided herein, in the following respects:

         1. Section 1.9 of the Thrift Plan is hereby amended by deleting the number "10" and by substituting therefor the number "16".

         2. Section 1.15 of the Thrift Plan is hereby amended, effective January 1, 1994, by deleting the second paragraph in its entirety and by substituting therefor the following:

                           "Notwithstanding the preceding, effective January 1, 1989, each Participant's Compensation taken into account for any purpose under the Plan shall be limited to the amount set forth in Code Section 401(a)(17) (i.e. $200,000 for Plan Years beginning before January 1, 1994, and $150,000 for Plan Years beginning on or after such date), as adjusted for increases in the cost of living. For purposes of the limit, the Plan will aggregate the Compensation of
                           (a) each Eligible Employee who either is a 5-percent owner of a Controlled Group member or is among the 10 highest-paid employees of the Controlled Group, and (b) his Spouse and/or his lineal descendants who have not reached age 19 as of the last day of the Plan Year. If the limit is exceeded as a result of applying this rule, then the limit will be prorated among the affected Employees in proportion to such Employee's Compensation."

         3. Section 1.25 of the Thrift Plan is hereby amended by adding thereto the following sentence:


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                           "Effective July 1, 1994, each April 1 and October 1
                           shall also be an Enrollment Date."

         4. Section 1.38 of the Thrift Plan is hereby amended, effective January 1, 1988, by adding thereto the following sentence:

                           "Effective January 1, 1988, Normal Retirement Age shall be the later of a Participant's 65th birthday or the 5th anniversary of the date he began participating in the Plan."

         5. Section 1.39 of the Thrift Plan is hereby amended by adding thereto the following sentence:

                           "Notwithstanding the preceding, effective July 1, 1994, solely for purposes of participation upon reemployment under Section 2.2, a One-Year Break shall mean a One-Year Period of Severance, as defined in Section 2.4(c)."

         6. Section 2.1 of the Thrift Plan is hereby amended by adding thereto the following paragraph:

                           "Notwithstanding the preceding, each Employee who has both reached age 21 and completed a three (3) consecutive month Period of Service (as defined in Section 2.4) as of July 1, 1994, shall become a Participant in the Plan on such date. Each other Employee shall become a Participant as of the first Enrollment Date coincident with or next following the date he has both reached age 21 and completed a three (3) consecutive month Period of Service."

         7. Article 2 of the Thrift Plan is hereby amended by adding the following Section 2.4 after the existing Section 2.3:

                           "2.4     Service. Effective July 1, 1994, an
                                    Employee's Service for purposes of
                                    eligibility for participation shall be
                                    based on his Period of Service, determined in accordance with the following:

                                    (a)      Period of Service. A Participant
                                             shall be credited for the time
                                             period commencing with his
                                             employment commencement date (the
                                             date an Employee first performs an
                                             Hour of Service) and ending on the
                                             date a Period of Severance begins.
                                             A Period of Service for these
                                             purposes includes a Period of
                                             Separation of less than twelve
                                             (12) consecutive months and any
                                             period of authorized leave of
                                             absence. A Participant's total
                                             Period of Service shall be
                                             determined by aggregating all
                                             individual Periods of Service,
                                             whether or not completed
                                             consecutively.

                                             Notwithstanding the foregoing, the
                                             determination of a Participant's
                                             Period of Service shall be subject
                                             to the reemployment provisions of
                                             Section 2.2.

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                                    (b)      Period of Severance. A period of
                                             time (during which an Employee
                                             does not perform an Hour of
                                             Service for the Employer)
                                             commencing with the earlier of
                                             (such date being known as the
                                             Employee's "Severance from Service
                                             Date") (1) the date an Employee
                                             separates from service by reason
                                             of quitting, retirement, death, or
                                             discharge, or (2) the date twelve
                                             (12) months after the date of an
                                             Employee's absence from employment
                                             for any other reason (except for
                                             an authorized leave of absence) or
                                             (3) the second anniversary of the
                                             commencement of a continuous
                                             period of absence by reason of
                                             Parental Leave (as defined in
                                             Section 1.34(d)(1)); and ending,
                                             in the case of an Employee who
                                             separates from service by reason
                                             other than death, with the date
                                             such Employee resumes employment
                                             with the Employer.

                                    (c)      One-Year Period of Severance. A
                                             twelve (12) consecutive month
                                             period beginning on an Employee's
                                             Severance from Service Date and
                                             ending on the first anniversary of
                                             such date, provided that the
                                             Employee fails to perform an Hour
                                             of Service during such twelve (12)
                                             consecutive month period.

                                    (d)      Hour of Service. Solely for
                                             purposes of this Section 2.4, an
                                             hour for which an Employee is
                                             credited with an Hour of Service
                                             under Section 1.34(a)(1).

                                    (e)      Period of Separation. A period of
                                             time commencing with the date an
                                             Employee separates from service
                                             and ending with the date such
                                             Employee resumes employment with
                                             the Employer."


         8. Section 3.1(a)(1) of the Thrift Plan is hereby amended by deleting the number "10" and by substituting therefor the number "16".

         9. Section 3.1(c)(3) of the Thrift Plan is hereby amended by deleting the words "and will be suspended from resuming participation for six months."

         10. Section 3.1(c)(4) of the Thrift Plan is hereby amended by deleting the words "after the expiration of his six-months suspension period" from the first sentence thereof.

         11. Section 3.2(e) of the Thrift Plan is hereby amended, effective January 1, 1987, by deleting the clause "and receives additional allocations of Matching Contributions" from the first sentence thereof.

         12. Section 3.4 of the Thrift Plan is hereby amended and restated in its entirety, effective January 1, 1993, to read as follows:



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                           "3.4     Rollover Contributions. An Employee
                                    eligible to participate in the Plan,
                                    regardless of whether he has satisfied the participation requirements of Section 2.1, may transfer to the Trust Fund an "Eligible Rollover Distribution," as defined in Code
                                    Section 402(c)(4), provided that such
                                    distribution is from a plan which meets the requirements of Code Section 401(a) (the "Other Plan"). The procedures approved by the Committee shall provide that such a transfer may be made only if the following conditions are met:

                                    (a)     the amount is received directly
                                            from the Other Plan or the transfer
                                            occurs on or before the 60th day
                                            following the Employee's receipt of
                                            the distribution from the Other
                                            Plan; and

                                    (b)     the amount transferred is equal to
                                            any portion of the distribution the
                                            Employee received from the Other
                                            Plan, subject to the maximum
                                            rollover provision of Code Section
                                            402(c)(2).

                                    Notwithstanding the foregoing, if an
                                    Employee had deposited an "Eligible
                                    Rollover Distribution" previously received from an Other Plan into an individual retirement account ("IRA"), as defined in Code Section 408, and that IRA contains no other money from any other source, he may transfer the amount of such distribution, plus earnings thereon from the IRA, to this Plan; provided, such rollover amount is deposited with the Trustee on or before the 60th day following receipt thereof from the IRA.

                                    The Committee shall develop such
                                    procedures, and may require such
                                    information from an Employee desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this
                                    Section 3.4. Upon approval by the
                                    Committee, the amount transferred shall be deposited in the Trust Fund and shall be credited to the Employee's Rollover Account. Such account shall be 100% vested and shall share in gains/losses and expenses allocated in accordance with
                                    Section 4.1(a)(4), but shall not share in Employer Contributions. Upon termination of employment, the total amount of the Employee's Rollover Account shall be distributed in accordance with Article 6.

                                    Upon such a transfer by an Employee who is otherwise eligible to participate in the Plan but who has not yet completed the participation requirements of Section 2.1, his Rollover Account shall represent his sole interest in the Plan until he becomes a Participant."

         13. Section 4.2(c) of the Thrift Plan is hereby amended by adding thereto the following sentence:


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                           "Effective July 1, 1994, each Participant may make
                           one investment election per month, which will become effective the first day of the following month, provided he submits the appropriate investment election form within such time as the Committee may prescribe. Such an election will automatically apply to both the Participant's existing Account balance and any future allocations under Section 4.1(a)."

         14. Section 6.2(a) of the Thrift Plan is hereby amended, effective January 1, 1993, by deleting the parenthetical phrase "(which will include an election regarding income tax withholding)."

         15. Section 6.2(c) of the Thrift Plan is hereby amended, effective January 1, 1993, by adding the following sentence to the end of the first paragraph thereof:

                           "Effective January 1, 1993, all payments shall comply with the requirements of Code Section 401(a)(31), as set forth in Plan Section 6.7."

         16. Section 6.3 of the Thrift Plan is hereby amended, effective January 1, 1987, by deleting the parenthetical phrase "(excluding his Rollover Account balance)" from paragraphs
                  (a), (b) and (d) thereof at all places where the same appears.

         17. Section 6.4(b) of the Thrift Plan is hereby amended, effective January 1, 1987, by inserting the words "or authorized Plan representative" immediately after the words ". . . notary public" at the end of the second sentence.

         18. Article VI is hereby amended, effective January 1, 1993, by inserting the following Sections 6.7 and 6.8 immediately after the existing Section 6.6:

                           "6.7 Direct Rollover Option. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Plan, a distributee who is not subject to any of the three limitations set forth in the following paragraph may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                                    (a)      The three limitations on a
                                             distributee's direct rollover
                                             rights are as follows:

                                            (1)      a distributee may not
                                                     divide an eligible
                                                     rollover distribution into
                                                     two or more separate
                                                     distributions to be paid
                                                     in direct rollovers to two
                                                     or more eligible
                                                     retirement plans; instead,
                                                     an eligible rollover
                                                     distribution that is
                                                     distributed in a direct
                                                     rollover may only be paid
                                                     to one eligible retirement
                                                     plan selected by the
                                                     distributee;


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                                            (2)      if the distributee elects
                                                     to have only a portion of
                                                     an eligible rollover
                                                     distribution paid to an
                                                     eligible retirement plan
                                                     in a direct rollover, such
                                                     portion must equal at
                                                     least five hundred dollars
                                                     ($500); if the entire
                                                     amount of the eligible
                                                     rollover distribution is
                                                     less than five hundred
                                                     dollars ($500) the
                                                     distributee may not divide
                                                     the distribution; and

                                            (3)      a distributee shall not be
                                                     eligible to elect a direct
                                                     rollover of an eligible
                                                     rollover distribution
                                                     unless the distributee
                                                     makes such election within
                                                     the time period
                                                     established by the
                                                     Committee.

                                    (b)      For purposes of this Section 6.7,
                                             the following definitions shall
                                             apply:

                                            (1)      Eligible rollover
                                                     distribution. An eligible
                                                     rollover distribution is
                                                     any distribution of all or
                                                     any portion of the balance
                                                     of the credit of the
                                                     distributee, except that
                                                     an eligible rollover
                                                     distribution does not
                                                     include: any distribution
                                                     that is one of a series of
                                                     substantially equal
                                                     periodic payments (not
                                                     less frequently than
                                                     annually) made for the
                                                     life (or life expectancy)
                                                     of the distributee or the
                                                     joint lives (or joint life
                                                     expectancies) of the
                                                     distributee and the
                                                     distributee's designated
                                                     beneficiary; or for a
                                                     specified period of ten
                                                     (10) years or more; any
                                                     distribution to the extent
                                                     such distribution is
                                                     required under Code
                                                     Section 401(a)(9); and the
                                                     portion of any
                                                     distribution that is not
                                                     includible in gross income
                                                     (determined without regard
                                                     to the exclusion for net
                                                     unrealized appreciation
                                                     with respect to employer
                                                     securities).

                                            (2)      Eligible retirement plan.
                                                     An eligible retirement
                                                     plan is an individual
                                                     retirement account
                                                     described in Code Section
                                                     408(a), an individual
                                                     retirement annuity
                                                     described in Code Section
                                                     408(b), an annuity plan
                                                     described in Code Section
                                                     403(a), or a qualified
                                                     trust described in Code
                                                     Section 401(a), that
                                                     accepts the distributee's
                                                     eligible rollover
                                                     distribution. However, in
                                                     the case of an eligible
                                                     rollover distribution to
                                                     the surviving spouse, an
                                                     eligible retirement plan
                                                     is an individual
                                                     retirement account or
                                                     individual retirement
                                                     annuity.


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                                            (3)      Distributee. A distributee
                                                     includes an Employee or
                                                     former Employee. In
                                                     addition, the Employee's
                                                     or former Employee's
                                                     surviving spouse and the
                                                     Employee's or former
                                                     Employee's spouse or
                                                     former spouse who is the
                                                     alternate payee under a
                                                     qualified domestic
                                                     relations order, as
                                                     defined in Code Section
                                                     414(p), are distributees
                                                     with regard to the
                                                     interest of the spouse or
                                                     former spouse.

                                            (4)      Direct rollover. A direct
                                                     rollover is a payment by
                                                     the Plan to the eligible
                                                     retirement plan specified
                                                     by the distributee.

                           6.8 Distributee Notice. If a distribution is one to which the provisions of Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice under Reg. Section 1.411(a)-11(c) is given, provided that:

                                    (1)     the Committee clearly informs the
                                            Participant that he has a right to
                                            a period of at least thirty (30)
                                            days to consider the decision of
                                            whether or not to elect a
                                            distribution (and, if applicable, a
                                            particular distribution option);
                                            and

                                    (2)      the Participant, after receiving
                                             the notice, affirmatively elects a
                                             distribution."

         19. Section 7.2(a) of the Thrift Plan is hereby amended by adding the following sentence after the end of the last paragraph:

                           "However, this optional election shall be available only to Participants who attain age 70 (1/2) on or before June 30, 1994."

         20. Section 7.3 of the Thrift Plan is hereby amended, effective January 1, 1993, by adding thereto the following sentence:

                           "Effective January 1, 1993, all payments under this
                           Article 7 shall comply with the requirements of Code
                           Section 401(a)(31), as set forth in Plan Section
                           6.7."


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         IN WITNESS WHEREOF, the Company has caused this Amendment No. One to the Thrift Plan to be executed by its President and its corporate seal to be affixed by the Secretary, both duly authorized, effective the 1st day of July, 1994, except as otherwise specifically provided herein, but executed this 6th day of May, 1994.

                                      HAVERTY FURNITURE COMPANIES, INC.



                                      By:/s/ John E. Slater, Jr.
                                         -------------------------------------
                                             President & C.E.O.

Attest:


/s/ Christine M. Jones
------------------------------
V.P. & Secretary


  [CORPORATE  SEAL]



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